IBM Provides Historical Data as a Result of 2024 Segment Reporting Changes

March 18, 2024

On February 26th, IBM announced that it is updating its reportable segments in first quarter 2024 to reflect the way the company manages operations and allocates resources. These changes include:

- The Weather Company divested assets moving from Software segment to Other-divested businesses
- Security Services moving from Software to Consulting
- Improved transparency of segment profitability with the removal of stock-based compensation and net interest expense allocations from the reportable segments – now referred to as Segment profit.

Accordingly, the company has updated its reportable segments. There is no change to IBM's consolidated results.

The company's results will reflect the new segment structure starting with first quarter 2024, which will be reported in April. Today, the company is providing a view of the segment results on the new basis for the last 2 years, to allow investors to update their historical financial models in advance of the first quarter earnings report. The attached exhibits provide data for 2022 and 2023 under the new segment structure.

A more detailed description of the segment reporting changes was provided in the February 26th article.

Exhibit 1: 2023 Recast Segment Results Snapshot in 2024 Structure

Software

2023 Segment Results

	FY23	B/(W) Yr/Yr
Revenue	$25.0	5.9%
Gross margin	82.9%	0.4 pts
Segment profit	$7.5	7%
Segment profit margin	30.0%	0.3 pts


Red Hat
Automation
Data & AI
Security
Hybrid Platform & Solutions +6% Yr/Yr
Transaction Processing +6% Yr/Yr

Red Hat	+9%
Automation	+4%
Data & AI	+6%
Security	(1%)

Consulting

2023 Segment Results

	FY23	B/(W) Yr/Yr
Revenue	$20.9	5.6%
Gross margin	26.8%	0.9 pts
Segment profit	$2.1	14%
Segment profit margin	10.2%	0.9 pts


Business Transformation +5% Yr/Yr
Technology Consulting +3% Yr/Yr
Application Operations +7% Yr/Yr

Infrastructure

2023 Segment Results

	FY23	B/(W) Yr/Yr
Revenue	$14.6	(3.9%)
Gross margin	56.1%	3.3 pts
Segment profit	$2.8	6%
Segment profit margin	19.4%	1.9 pts


zSystems
Distributed Infrastructure
Hybrid Infrastructure (2%) Yr/Yr
Infrastructure Support (7%) Yr/Yr

Revenue growth rates @CC; in $ billions
Refer to Exhibit 3a for the reconciliation of non-GAAP financial information
There is no change to IBM's consolidated results

Exhibit 2: Recast Segment Revenue, Gross Profit and Segment Profit Information

Note: Items in bold reflect changes from previously reported results

($ - M)

SOFTWARE SEGMENT	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Total Revenue	5,424	5,815	5,459	6,931	23,629	5,591	6,294	5,947	7,179	25,011
Hybrid Platform & Solutions	3,732	4,040	3,819	4,867	16,458	3,850	4,350	4,187	5,008	17,396
Red Hat										
Automation										
Data & AI										
Security										
Transaction Processing	1,692	1,776	1,640	2,064	7,171	1,742	1,943	1,759	2,171	7,615
Gross profit $	4,436	4,777	4,475	5,796	19,483	4,618	5,167	4,896	6,041	20,721
Gross margin %	81.8%	82.1%	82.0%	83.6%	82.5%	82.6%	82.1%	82.3%	84.1%	82.9%
Segment profit $	1,354	1,603	1,511	2,543	7,012	1,379	1,749	1,722	2,649	7,499
Segment profit margin %	25.0%	27.6%	27.7%	36.7%	29.7%	24.7%	27.8%	29.0%	36.9%	30.0%

B/(W) Yr/Yr at Constant Currency

SOFTWARE SEGMENT	1Q23	2Q23	3Q23	4Q23	FY23
Total Revenue	6%	9%	7%	2%	6%
Hybrid Platform & Solutions	6%	8%	8%	2%	6%
Red Hat	11%	11%	8%	7%	9%
Automation	2%	2%	13%	(0%)	4%
Data & AI	5%	12%	7%	2%	6%
Security	1%	1%	1%	(7%)	(1%)
Transaction Processing	7%	10%	5%	4%	6%

CONSULTING SEGMENT	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Total Revenue	5,066	5,044	4,936	5,012	20,058	5,197	5,226	5,178	5,283	20,884
Business Transformation	2,255	2,227	2,165	2,188	8,834	2,283	2,295	2,291	2,310	9,179
Technology Consulting	955	912	933	929	3,730	925	941	943	967	3,775
Application Operations	1,856	1,905	1,839	1,894	7,494	1,989	1,991	1,944	2,006	7,930
Gross profit $	1,257	1,238	1,299	1,387	5,180	1,325	1,353	1,427	1,482	5,588
Gross margin %	24.8%	24.5%	26.3%	27.7%	25.8%	25.5%	25.9%	27.6%	28.1%	26.8%
Segment profit $	405	387	505	573	1,871	427	483	566	654	2,130
Segment profit margin %	8.0%	7.7%	10.2%	11.4%	9.3%	8.2%	9.2%	10.9%	12.4%	10.2%

CONSULTING SEGMENT	1Q23	2Q23	3Q23	4Q23	FY23
Total Revenue	8%	5%	4%	5%	6%
Business Transformation	6%	5%	5%	5%	5%
Technology Consulting	2%	5%	0%	4%	3%
Application Operations	13%	6%	5%	5%	7%

INFRASTRUCTURE SEGMENT	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Total Revenue	3,219	4,235	3,352	4,483	15,288	3,098	3,618	3,272	4,604	14,593
Hybrid Infrastructure	1,700	2,760	1,931	3,059	9,451	1,709	2,260	1,943	3,303	9,215
zSystems										
Distributed Infrastructure										
Infrastructure Support	1,519	1,474	1,421	1,423	5,837	1,389	1,358	1,329	1,301	5,377
Gross profit $	1,627	2,282	1,704	2,462	8,076	1,606	2,025	1,758	2,798	8,187
Gross margin %	50.6%	53.9%	50.8%	54.9%	52.8%	51.8%	56.0%	53.7%	60.8%	56.1%
Segment profit $	293	863	382	1,134	2,671	307	732	490	1,299	2,828
Segment profit margin %	9.1%	20.4%	11.4%	25.3%	17.5%	9.9%	20.2%	15.0%	28.2%	19.4%

INFRASTRUCTURE SEGMENT	1Q23	2Q23	3Q23	4Q23	FY23
Total Revenue	0%	(14%)	(3%)	2%	(4%)
Hybrid Infrastructure	4%	(18%)	(0%)	7%	(2%)
zSystems	11%	(30%)	9%	8%	(4%)
Distributed Infrastructure	0%	(6%)	(6%)	7%	(1%)
Infrastructure Support	(4%)	(6%)	(7%)	(9%)	(7%)

FINANCING SEGMENT	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Total Revenue	154	146	174	172	645	196	185	186	175	741
Gross profit $	58	52	57	81	247	86	91	92	88	357
Gross margin %	37.7%	35.3%	32.8%	47.1%	38.3%	43.9%	49.2%	49.7%	50.2%	48.1%
Segment profit $	84	102	79	75	340	100	64	91	117	373
Segment profit margin %	54.7%	69.7%	45.3%	43.6%	52.6%	51.2%	34.8%	49.2%	67.0%	50.3%

FINANCING SEGMENT	1Q23	2Q23	3Q23	4Q23	FY23
Total Revenue	31%	27%	5%	0%	15%

Refer to Exhibit 3a for the reconciliation of non-GAAP financial information
There is no change to IBM's consolidated results

Note: In an effort to provide additional and useful information regarding the company's financial results and other financial information, as determined by generally accepted accounting principles (GAAP), these materials contain non-GAAP financial measures on a continuing operations basis including, revenue growth rates adjusted for constant currency and operating (non-GAAP) pre-tax income. The rationale for management's use of this non-GAAP information is included on pages 6 and 7 of the company's 2023 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 26, 2024.

Exhibit 3a: Reconciliation of Revenue Performance

	1Q23 Yr/Yr		2Q23 Yr/Yr		3Q23 Yr/Yr		4Q23 Yr/Yr		FY23 Yr/Yr	
SOFTWARE SEGMENT	GAAP	@CC	GAAP	@CC	GAAP	@CC	GAAP	@CC	GAAP	@CC
Total Revenue	3%	6%	8%	9%	9%	7%	4%	2%	6%	6%
Hybrid Platform & Solutions	3%	6%	8%	8%	10%	8%	3%	2%	6%	6%
Red Hat	8%	11%	11%	11%	9%	8%	8%	7%	9%	9%
Automation	(1%)	2%	1%	2%	14%	13%	1%	(0%)	3%	4%
Data & AI	2%	5%	12%	12%	8%	7%	3%	2%	6%	6%
Security	(2%)	1%	1%	1%	3%	1%	(6%)	(7%)	(1%)	(1%)
Transaction Processing	3%	7%	9%	10%	7%	5%	5%	4%	6%	6%
CONSULTING SEGMENT	GAAP	@CC	GAAP	@CC	GAAP	@CC	GAAP	@CC	GAAP	@CC
Total Revenue	3%	8%	4%	5%	5%	4%	5%	5%	4%	6%
Business Transformation	1%	6%	3%	5%	6%	5%	6%	5%	4%	5%
Technology Consulting	(3%)	2%	3%	5%	1%	0%	4%	4%	1%	3%
Application Operations	7%	13%	5%	6%	6%	5%	6%	5%	6%	7%
INFRASTRUCTURE SEGMENT	GAAP	@CC	GAAP	@CC	GAAP	@CC	GAAP	@CC	GAAP	@CC
Total Revenue	(4%)	0%	(15%)	(14%)	(2%)	(3%)	3%	2%	(5%)	(4%)
Hybrid Infrastructure	1%	4%	(18%)	(18%)	1%	(0%)	8%	7%	(2%)	(2%)
zSystems	7%	11%	(30%)	(30%)	9%	9%	8%	8%	(5%)	(4%)
Distributed Infrastructure	(3%)	0%	(6%)	(6%)	(4%)	(6%)	8%	7%	(1%)	(1%)
Infrastructure Support	(9%)	(4%)	(8%)	(6%)	(6%)	(7%)	(9%)	(9%)	(8%)	(7%)
FINANCING SEGMENT	GAAP	@CC	GAAP	@CC	GAAP	@CC	GAAP	@CC	GAAP	@CC
Total Revenue	27%	31%	26%	27%	7%	5%	2%	0%	15%	15%

The above reconciles the non-GAAP financial information contained in Exhibit 1: 2023 Recast Segment Results Snapshot in 2024 Structure and Exhibit 2: Recast Segment Revenue, Gross Profit, and Segment Profit Information.

Exhibit 3b: Reconciliation of IBM as Reported

($ = M)	FY22	FY23
Revenue:		
Total reportable segments	$ 59,621	$ 61,229
Other — divested businesses	774	397
Other revenue	135	235
Total revenue	$ 60,530	$ 61,860
Pre-tax income from continuing operations:		
Total reportable segment profit	$ 11,893	$ 12,829
Net interest excluding the Financing segment	(1,071)	(973)
Stock-based compensation	(987)	(1,133)
Workforce rebalancing charges*	-	(435)
Other — divested businesses	239	83
Unallocated corporate amounts and other	(254)	(59)
Amortization of acquired intangible assets	(1,747)	(1,627)
Acquisition-related charges	(18)	(33)
Non-operating retirement-related (costs)/income	(6,548)	39
Kyndryl-related impacts	(351)	-
Total pre-tax income from continuing operations	$ 1,156	$ 8,690
Amortization of acquired intangible assets	1,747	1,627
Acquisition-related charges	18	33
Non-operating retirement-related costs/(income)	6,548	(39)
Kyndryl-related impacts	351	-
Operating (non-GAAP) pre-tax income	$ 9,821	$ 10,311

*Beginning in the first quarter of 2023, the company updated its measure of segment profit, consistent with its management system, to no longer allocate workforce rebalancing charges to its reportable segments. Workforce rebalancing charges of $40 million for 2022 were included in the segments.